Exhibit 99.1

Fabrinet Announces Second Quarter Fiscal-Year 2017

Financial Results

Revenue and Earnings Exceed High-End of Guidance Ranges

Tom Mitchell to Transition Following CEO Search

BANGKOK, Thailand – February 6, 2017 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for the second fiscal quarter ended December 30, 2016.

Tom Mitchell, Chief Executive Officer of Fabrinet, said: “We exceeded our guidance for the second quarter, with revenue that grew 51% from a year ago. We are enthusiastic about our continued business momentum, driven by on-going strength in the optical market and new customer programs. We’re also excited to see the beginning of the transfer of programs from our new product introduction facility in Santa Clara to Thailand, and believe our growing NPI pipeline will support our growth in the years ahead.”

Mr. Mitchell added, “On a personal note, at my request, our board of directors has initiated a CEO succession plan. We have retained an executive search firm to assist in identifying and evaluating candidates. We have no set timeline for this process. I intend to continue to play a leadership role in the Company after we appoint a new CEO.”

Second Quarter Fiscal-Year 2017 Financial Highlights

GAAP Results

•	Revenue for the second quarter of fiscal year 2017 was $351.2 million, an increase of 51% compared to revenue of $233.0 million for the comparable period in fiscal year 2016.

•	GAAP net income for the second quarter of fiscal year 2017 was $25.3 million, compared to GAAP net income of $19.8 million in the second quarter of fiscal year 2016.

•	GAAP net income per diluted share for the second quarter of fiscal year 2017 was $0.67, compared to GAAP net income per diluted share of $0.54 in the second quarter of fiscal year 2016.

Non-GAAP Results

•	Non-GAAP net income in the second quarter of fiscal 2017 was $34.5 million, an increase of 89% compared to non-GAAP net income of $18.2 million in the same period a year ago.

•	Non-GAAP net income per diluted share in the second quarter of fiscal 2017 was $0.91, an increase from non-GAAP net income per diluted share of $0.50 in the same period a year ago.

Business Outlook

Based on information available as of February 6, 2017, Fabrinet is issuing guidance for the third quarter of fiscal-year 2017 ending March 31, 2017, as follows:

•	Fabrinet expects revenue for the third quarter to be in the range of $360 million to $364 million.

•	GAAP net income per diluted share is expected to be in the range of $0.66 to $0.68, based on approximately 38.0 million fully diluted shares outstanding.

•	Non-GAAP net income per diluted share is expected to be in the range of $0.87 to $0.89, based on approximately 38.0 million fully diluted shares outstanding.

Conference Call Information

What:	Fabrinet Second Quarter Fiscal-Year 2017 Financial Results Conference Call
When:	Monday, February 6, 2017
Time:	5:00 p.m. ET
Live Call:	(888) 357-3694, domestic
(253) 237-1137, international
Passcode: 52651124

Replay:	(855) 859-2056, domestic
(404) 537-3406, international
Passcode: 52651124
Webcast:	http://investor.fabrinet.com (live and replay)

This press release and any other information related to the call also will be posted on Fabrinet’s website at http://investor.fabrinet.com. A recorded version of this webcast will be available approximately two hours after the call and will be archived on Fabrinet’s website for a period of one year.

About Fabrinet

Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and test. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China and the United Kingdom. For more information visit: www.fabrinet.com.

Forward-Looking Statements

“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include our expectation that we will continue to achieve profitable growth and scale our business, as well as all of the statements under the “Business Outlook” section regarding our expected revenue and GAAP and non-GAAP net income per share for the third quarter of fiscal-year 2017. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, the U.S. and the U.K.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q, filed on November 9, 2016. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financials

The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company’s ongoing operational performance. Non-GAAP net income excludes share-based compensation expenses, executive separation costs, income or expense related to flooding, amortization of debt issuance costs, unrealized gain or loss on foreign currency, business combination expenses, and amortization of intangible assets. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.

These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in financial and operational decision making. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.

SOURCE: Fabrinet

Investor Contact:

Garo Toomajanian

ir@fabrinet.com

FABRINET

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share data)	December 30, 2016	June 24, 2016
Assets
Current assets
Cash and cash equivalents	$85,619	$142,804
Marketable securities	170,508	141,709
Trade accounts receivable, net	240,887	196,145
Inventory, net	214,375	181,499
Deferred tax assets	—	1,358
Prepaid expenses	2,407	3,114
Other current assets	4,604	6,662

Total current assets	718,400	673,291

Non-current assets
Restricted cash in connection with business acquisition	3,126	—
Property, plant and equipment, net	213,987	178,410
Intangibles, net	5,048	499
Goodwill	2,529	—
Deferred tax assets	1,879	1,806
Deferred debt issuance costs on revolving loan and other non-current assets	950	1,851

Total non-current assets	227,519	182,566

Total Assets	$945,919	$855,857

Liabilities and Shareholders’ Equity
Current liabilities
Bank borrowings, net of unamortized debt issuance costs	$38,287	$24,307
Trade accounts payable	187,306	172,052
Fixed assets payable	17,094	20,628
Capital lease liability, current portion	362	—
Income tax payable	2,491	2,010
Accrued payroll, bonus and related expenses	11,365	12,300
Accrued expenses	13,712	8,072
Other payables	12,440	16,356

Total current liabilities	283,057	255,725

Non-current liabilities
Long-term loan from bank, non-current portion, net of unamortized debt issuance costs	29,412	36,100
Deferred tax liability	—	854
Capital lease liability, non-current portion	1,108	—
Deferred liability in connection with business acquisition	3,126	—
Severance liabilities	7,277	6,684
Other non-current liabilities	2,274	2,075

Total non-current liabilities	43,197	45,713

Total Liabilities	326,254	301,438

Commitments and contingencies (Note 16)
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of December 30, 2016 and June 24, 2016)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 36,918,462 shares and 36,156,446 shares issued and outstanding as of December 30, 2016 and June 24, 2016, respectively)	369	362
Additional paid-in capital	121,366	102,325
Accumulated other comprehensive (loss) income	(1,269)	591
Retained earnings	499,199	451,141

Total Shareholders’ Equity	619,665	554,419

Total Liabilities and Shareholders’ Equity	$945,919	$855,857

FABRINET

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME

	Three Months Ended		Six Months Ended
(in thousands of U.S. dollars, except per share amounts)	December 30, 2016	December 25, 2015	December 30, 2016	December 25, 2015
Revenues	$351,156	$233,038	$683,199	$449,471
Cost of revenues	(308,110)	(204,545)	(600,545)	(394,967)

Gross profit	43,046	28,493	82,654	54,504
Selling, general and administrative expenses	(17,651)	(13,715)	(33,483)	(25,615)
Other expense related to flooding	—	—	—	(864)

Operating income	25,395	14,778	49,171	28,025
Interest income	320	455	757	897
Interest expense	(555)	(419)	(1,876)	(821)
Foreign exchange gain (loss), net	1,945	6,166	3,602	(4,326)
Other income	147	106	289	209

Income before income taxes	27,252	21,086	51,943	23,984
Income tax expense	(1,960)	(1,283)	(3,885)	(2,578)

Net income	25,292	19,803	48,058	21,406

Other comprehensive loss, net of tax:
Change in net unrealized loss on marketable securities	(353)	(310)	(540)	(223)
Change in net unrealized loss on derivative instruments	—	—	(158)	—
Change in foreign currency translation adjustment	(1,903)	—	(1,162)	—

Total other comprehensive loss, net of tax	(2,256)	(310)	(1,860)	(223)

Net comprehensive income	$23,036	$19,493	$46,198	$21,183

Earnings per share
Basic	$0.69	$0.55	$1.31	$0.60
Diluted	$0.67	$0.54	$1.28	$0.59
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	36,848	35,812	36,626	35,695
Diluted	37,805	36,826	37,567	36,570

FABRINET

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended
(in thousands of U.S. dollars)	December 30, 2016	December 25, 2015
Cash flows from operating activities
Net income for the period	$48,058	$21,406
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	10,758	8,294
Loss (gain) on disposal of property, plant and equipment	19	(49)
Loss from sales and maturities of available-for-sale securities	15	124
Amortization of investment premium	228	457
Amortization of deferred debt issuance costs	1,072	358
Reversal of allowance for doubtful accounts	(40)	(7)
Unrealized (gain) loss on exchange rate and fair value of derivative instruments	(3,033)	5,566
Share-based compensation	14,208	5,783
Deferred income tax	938	413
Other non-cash expenses	586	765
Reversal of inventory obsolescence	(100)	(478)
Loss from written-off inventory due to flood loss	—	233
Changes in operating assets and liabilities
Trade accounts receivable	(40,779)	(12,486)
Inventory	(29,286)	(10,004)
Other current assets and non-current assets	4,747	1,019
Trade accounts payable	11,026	(405)
Income tax payable	448	320
Other current liabilities and non-current liabilities	887	2,395

Net cash provided by operating activities	19,752	23,704

Cash flows from investing activities
Purchase of marketable securities	(83,405)	(53,258)
Proceeds from sales of marketable securities	15,682	25,709
Proceeds from maturities of marketable securities	38,142	34,460
Payments in connection with business acquisition, net of cash acquired	(9,917)	—
Purchase of property, plant and equipment	(44,412)	(26,407)
Purchase of intangibles	(319)	(210)
Proceeds from disposal of property, plant and equipment	127	58

Net cash used in investing activities	(84,102)	(19,648)

Cash flows from financing activities
Payment of debt issuance costs	—	(359)
Proceeds of short-term loans from banks	15,744	18,000
Repayment of long-term loans from bank	(9,800)	(3,000)
Repayment of capital lease liability	(92)	—
Proceeds from issuance of ordinary shares under employee share option plans	5,848	2,025
Withholding tax related to net share settlement of restricted share units	(1,008)	(1,711)

Net cash provided by financing activities	10,692	14,955

Net (decrease) increase in cash, cash equivalents and restricted cash	(53,658)	19,011

Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	142,804	112,978
(Decrease) increase in cash, cash equivalents and restricted cash	(53,658)	19,011
Effect of exchange rate on cash, cash equivalents and restricted cash	(401)	(630)

Cash, cash equivalents and restricted cash at end of period	$88,745	$131,359

Non-cash investing and financing activities
Construction, software-related and equipment-related payables	$17,094	$6,657

FABRINET

Reconciliation of GAAP measures to non-GAAP measures

(in thousands of U.S. dollars, except per share data)	Three Months Ended				Six Months Ended
	December 30, 2016		December 25, 2015		December 30, 2016		December 25, 2015
	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	25,292	0.67	19,803	0.54	48,058	1.28	21,406	0.59
Items reconciling GAAP net income (loss) & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,514	0.04	540	0.01	2,528	0.07	1,077	0.03

Total related to gross profit	1,514	0.04	540	0.01	2,528	0.07	1,077	0.03

Related to selling, general and administrative expenses:
Share-based compensation expenses	7,083	0.19	2,570	0.07	11,680	0.31	4,706	0.13
Executive separation cost	—	—	552	0.01	577	0.02	552	0.01
Amortization of intangible assets	229	0.01	—	—	229	0.01	—	—
Business combination expenses	99	0.00	—	—	1,510	0.04	—	—

Total related to selling, general and administrative expenses	7,411	0.20	3,122	0.08	13,996	0.37	5,258	0.14

Related to other incomes and other expenses:
Expenses/(income) related to flooding	—	—	—	—	—	—	864	0.02
Amortization of debt issuance costs	281	0.01	187	0.01	1,344	0.04	358	0.01
(Gain)/loss on foreign currency	—	—	(5,418)	(0.15)	(1,713)	(0.05)	5,479	0.15

Total related to other incomes and other expenses	281	0.01	(5,231)	(0.14)	(369)	(0.01)	6,701	0.18

Total related to net income & EPS	9,206	0.24	(1,569)	(0.04)	16,155	0.43	13,036	0.35

Non-GAAP measures	34,498	0.91	18,234	0.50	64,213	1.71	34,442	0.94

Shares used in computing diluted net income per share
GAAP diluted shares		37,805		36,826		37,567		36,570
Non-GAAP diluted shares		37,805		36,826		37,567		36,570

Fabrinet Guidance for Quarter Ending March 31, 2017

Items reconciling GAAP EPS to non-GAAP EPS:

Diluted EPS
GAAP net income per diluted share:	$0.66 to $0.68
Related to cost of revenues:
Share-based compensation expenses	$0.04

Related to selling, general and administrative expenses:
Share-based compensation expenses	$0.15
Business combination expenses	$0.00
Amortization of intangible assets	$0.01

Share-based compensation expenses	$0.16

Related to other incomes and other expenses:
Amortization of debt issuance costs	$0.00

Total related to net income & EPS	$0.21

Non-GAAP net income per diluted share	$0.87 to $0.89